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AXA Equitable Life Insurance Company

SUPPLEMENT DATED OCTOBER 11, 2013 TO THE CURRENT PROSPECTUS FOR MOMENTUM
PLUS/SM/

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This Supplement modifies certain information in the above-referenced current
Prospectus. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding a change of trustee.

Please note the following updates to the Prospectus:

CHANGE OF TRUSTEE:

Effective on or about November 1, 2013, the paragraph under "Trustee" in the section entitled "The Momentum Plus/SM/ Program" is deleted and replaced with the following:

Reliance Trust Company currently is the trustee under both the Pooled Trust and the Plan and Trust. The sole responsibility of Reliance Trust Company is to serve as a party to the Momentum Plus/SM/ contract. It has no responsibility for the administration of the Momentum Plus/SM/ program or for any distributions or duties under the contract. The Plan and Trust and the Pooled Trust will not be available in certain states and in certain situations where the Momentum Plus/SM/ contract is only issued directly to the employer or plan trustee. Employers in those states and situations will not be able to use our full-service plan recordkeeping option.



    Momentum Plus/SM/ is issued by and is a service mark of AXA Equitable.
     Distributed by affiliate AXA Advisors, LLC, and for certain contracts co-distributed by affiliate AXA Distributors, LLC,
               1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234

                   IM-39-13(10/13)                           Cat #151169(10/13)
                   MO Plus NB/1F                                        #610653